UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2012

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Property Acquisition

On November 9, 2012 (the “Closing Date”), TNP Strategic Retail Trust, Inc. (the “Company”) acquired a ground lease interest in a multi-tenant necessity grocery anchored retail center located in Lahaina, Maui, Hawaii, commonly known as the Lahaina Gateway Shopping Center (the “Lahaina Gateway Property”), through TNP SRT Lahaina Gateway, LLC, a Delaware limited liability company (“TNP SRT Lahaina”), an indirect subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership (the “Operating Partnership”).

TNP Acquisitions, LLC (“TNP Acquisitions”), an affiliate of the Company’s sponsor, previously entered into the Sale Agreement (the “Sale Agreement”) dated June 14, 2012 with Central Pacific Bank, a Hawaii corporation, and an unaffiliated third party (the “Seller”), with respect to the purchase of the Lahaina Gateway Property. On October 9, 2012, TNP Acquisitions and the Seller entered into that certain Amendment and Reinstatement of Sale Agreement, whereby the closing date under the Sale Agreement was extended to October 31, 2012. TNP Acquisitions and Seller entered into that certain Second Amendment to Sale Agreement dated October 29, 2012, whereby the closing date was extended to November 7, 2012. On October 31, 2012, TNP Acquisitions assigned its right, title, and interest in and to the Sale Agreement to TNP SRT Lahaina. TNP SRT Lahaina and Seller entered into that certain Third Amendment to Sale Agreement dated November 7, 2012, whereby the closing date was extended to November 9, 2012.

TNP SRT Lahaina acquired the Lahaina Property for an aggregate cash purchase price of $31,000,000, exclusive of closing costs (the “Purchase Price”), or approximately $226.80 per square foot. TNP SRT Lahaina financed the payment of the Purchase Price with (1) proceeds from the Company’s initial public offering, (2) the issuance of preferred membership interests in the direct parent of TNP SRT Lahaina (described below) and (3) the proceeds of a loan in the aggregate principal amount of $29,000,000 (the “Lahaina Loan”) from DOF IV REIT Holdings, LLC, a Delaware limited liability company (the “Lahaina Lender”). For additional information on the terms of the Lahaina Loan, see Item 2.03 below. An acquisition fee of approximately $775,000 will be paid to the Company’s external advisor, TNP Strategic Retail Advisor, LLC (the “Advisor”), in connection with the acquisition of the Lahaina Property.

In connection with the acquisition of the Lahaina Property, Pacific Coastal Partners, LLC, a Delaware limited liability company (“Pacific”), who is not an affiliate of the Company, was admitted as a member of TNP SRT Lahaina Gateway Holdings, LLC (“Lahaina Holdings”), a subsidiary of the Operating Partnership and sole member of TNP SRT Lahaina Gateway Mezz, Holdings, LLC, a Delaware limited liability company, which is the sole member of TNP SRT Lahaina Gateway Mezz, LLC, a Delaware limited liability company, which is the sole member of TNP SRT Lahaina, and was granted a preferred equity interest in Lahaina Holdings with a deemed capital contribution of $1,100,000 (the “Preferred Interest”). The Preferred Interest, plus any other amounts due to Pacific (collectively, the “Redemption Amount”), will be fully redeemed by Lahaina Holdings on or prior to the 30th day following the Closing Date (the “Redemption Deadline”), unless otherwise extended. Lahaina Holdings has the right to extend the Redemption Deadline for an additional 30 days upon payment to Pacific of the sum of $100,000. If the Redemption Amount has not been paid on or prior to the Redemption Deadline, as the same may have been extended, then the Redemption Deadline may be extended for one additional period of 30 days (i.e., 90 days following the Closing Date) upon payment to Pacific of $330,000.00, which sum shall be added to the Redemption Amount. The Company has agreed to unconditionally guaranty to Pacific the payment of the Redemption Amount.

Lahaina Gateway is a contemporary style neighborhood retail center constructed in 2008 and has approximately 136,683 square feet of leasable area with land parcels totaling approximately 11.363 acres. The property is anchored by Foodland Farms Market, Barnes and Noble and Office Max and is approximately 80.83% leased. The property is across the street from a Safeway/CVS anchored center with significant traffic and synergy.

The material terms of the agreements related to the acquisition of the Lahaina Property described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Management of Property

On the Closing Date, TNP SRT Lahaina and TNP Property Manager, LLC (the “Property Manager”), an affiliate of the Company, entered into a Property and Asset Management Agreement (the “Management Agreement”), pursuant to which TNP SRT Lahaina engaged the Property Manager to supervise, manage, lease, operate and maintain the Lahaina Property. Pursuant to the Management Agreement, TNP SRT Lahaina will pay the Property Manager an annual management fee (the “Management Fee”), payable in monthly installments, equal to 5.0% of gross revenue from the Lahaina Gateway Property (as defined in the Management Agreement). In addition, upon a sale of the Lahaina Property, TNP SRT Lahaina will pay the Property Manager an amount equal to one monthly installment of the Management Fee as compensation for work to be performed by the Property Manager in connection with the sale and/or completion of managing matters relating to the tenants of the Lahaina Property. The term of the Management Agreement is 20 years and TNP SRT Lahaina may only terminate “for cause.”

The material terms of the Management Agreement described herein are qualified in their entirety by the Management Agreement, a copy of which is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Lahaina Property Loan

On the Closing Date, TNP SRT Lahaina borrowed $29,000,000 from the Lahaina Lender pursuant to, among other documents, a promissory note (the “Lahaina Note”), Loan Agreement (the “Lahaina Loan Agreement”), Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement (the “Mortgage”), Guaranty of Recourse Obligations between the Company and the Lahaina Lender (the “Guaranty”), and an Environmental Indemnity Agreement between the Company and the Lahaina Lender (the “Environmental Guaranty”). The entire unpaid principal balance of the Lahaina Loan and all accrued and unpaid interest thereon is due and payable in full on October 1, 2017 (the “Maturity Date”). The Lahaina Loan bears interest at a rate of 9.483% per annum for the first twelve (12) months, and then 11.429% for the remainder of the term of the Lahaina Loan (the “Interest Rate”). After the occurrence of and during the continuance of any event of default under the Lahaina Loan, the Mortgage or any of the other documents related to the Lahaina Loan (collectively, the “Loan Documents”), the Lahaina Loan will bear interest at an annual rate of the lesser of 5.0% above the Interest Rate or the maximum rate permitted by law.

TNP SRT Lahaina may prepay on any Business Day, at its option and upon not less than 30 days irrevocable prior notice to Lahaina Lender, the outstanding principal balance in whole only. Any prepayment received by Lahaina Lender shall be accompanied by: (a) all interest which would have accrued on the principal amount prepaid through, but not including, the next occurring monthly payment date; (b) all other sums due and payable under the loan documents in connection with the Lahaina Loan, (c) all reasonable out-of-pocket costs and expenses actually incurred by Lahaina Lender in connection with such prepayment; and (d) to the extent that any such prepayment is made prior to the last calendar month of the term of the Lahaina Loan, an amount equal to the “Yield Maintenance Premium,” which is the sum that will be sufficient to ensure that Lahaina Lender shall have earned a minimum total return of 1.50x multiple on the Lahaina Loan. Notwithstanding the foregoing, a portion of the Yield Maintenance Premium that is calculated based upon a loan amount of $20,000,000 shall not be due and payable by TNP SRT Lahaina in the event that the prepayment of the Loan is in connection with a refinance of Lahaina Loan by the Lahaina Lender.

On each of December 1, 2012, January 1, 2013, and February 1, 2013, TNP SRT Lahaina must pay to Lahaina Lender a mandatory prepayment of $333,333, so that TNP SRT Lahaina is required to prepay the outstanding principal balance of the Loan in the amount of $1,000,000 in the aggregate, no later than February 1, 2013

Pursuant to the Lahaina Loan Agreement, TNP SRT Lahaina will have no personal liability under the Loan Documents for the repayment of the principal and interest and any other amounts due under the Loan Documents (the “Indebtedness”) or for the performance of any other obligations under the Loan Documents; provided, however, that TNP SRT Lahaina will be personally liable to the Lahaina Lender for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by the Lahaina Lender as a result of standard recourse carve-out provisions (the “Recourse Carveouts”). Events of Default under the Loan Documents include, but are not limited to, the termination of the advisory agreement between the Company and the advisor, without Lender consent and the termination of the Management Agreement, without Lender consent. In addition, lender may declare a default, if after 60 days grace period, lender does not consent to a loss of control event, which includes if there is a change in the composition of the independent directors or those directors nominated by the Company.

Pursuant to the Guaranty, the Company guaranteed the repayment of all costs, expenses, liabilities and losses arising in connection with the breach of the Recourse Carveouts by TNP SRT Lahaina.

The performance of the obligations under the Loan Documents is secured by the Mortgage.

Pursuant to an Assignment of Management Agreement and Subordination of Management Fees, TNP SRT Lahaina assigned to the Lahaina Lender all of TNP SRT Lahaina’s right, title and interest in and to the Management Agreement, with such assignment to automatically become a present, unconditional assignment, at the Lahaina Lender’s option, in the event of a default by TNP SRT Lahaina under the Lahaina Loan Agreement or any other Loan Document. Additionally, any and all liens, rights and interests of Property Manager in and to the Lahaina Property are subordinated to the liens and security interests created or to be created for the benefit of the Lahaina Lender, and securing the repayment of the Lahaina Note, pursuant to the Lahaina Loan Agreement and other Loan Documents.

Pursuant to an Environmental Indemnification Agreement (the “Environmental Indemnity”), TNP SRT Lahaina and the Company have agreed, to protect, defend, indemnify and hold the Lahaina Lender and certain of its affiliates (collectively, the “Indemnified Parties”) harmless from and against any and all losses, damages, costs, fees, expenses, claims, suits, judgments, awards, obligations, debts, diminutions in value, fines, penalties, charges, amounts paid in settlement, consequential damages, litigation costs, attorneys’ fees and investigation costs (collectively, “Losses”) arising from and in connection with environmental conditions on the Lahaina Property.

The material terms of the agreements described in this Item 2.03 are qualified in their entirety by the agreements attached as Exhibits 10.7 through 10.12 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officer

On November 9, 2012, the Board of Directors (the “Board”) of TNP Strategic Retail Trust, Inc. (the “Company”) appointed K. Timothy O’Brien as Co-Chief Executive Officer of the Company, with Anthony W. Thompson also to serve as Co-Chief Executive Officer of the Company. Mr. O’Brien’s primary responsibility in his role as Co-Chief Executive Officer is the oversight, with the Company’s Chief Financial Officer, of the Company’s financial reporting, disclosure controls and procedures and internal control over financial reporting, legal compliance and transactions with the Company’s external advisor, TNP Strategic Retail Advisor, LLC. Please see the full biographical information for Mr. O’Brien below. The Board of Directors of the Company determined to refill the Co-Chief Executive Officer position to continue to improve the Company’s internal control over financial reporting.

As Co-Chief Executive Officer, Mr. Thompson’s primary responsibility will be (i) the evaluation, acquisition, management and disposition of the Company’s investments and (ii) the oversight of the Company’s capital raising efforts, including, but not limited to, the oversight and evaluation of the Company’s dealer manager for the Company’s continuous public offering.

K. Timothy O’Brien, 65, has served as the Executive Vice President, Real Estate of Thompson National Properties LLC, our sponsor, since June 2011. His roles at TNP have included positioning and managing the sale of investment parcels in the SRT portfolio, acquiring and selling single tenant properties under its Delaware Statutory Trust program and related corporate real estate functions. Mr. O’Brien was a founding shareholder of TNP and has served on its Advisory Committee since 2008. Mr. O’Brien was a founding shareholder of Triple Net Properties, Inc. (NNN) in 1998 and served on its Advisory Committee. Mr. O’Brien served on the board of directors of one of the NNN real estate investment trust programs, A REIT, until NNN elected not to consummate its registration. Prior to NNN, Mr. O’Brien was the Co-founder and Executive Vice President of Econo Lube N’ Tune, Inc., from 1977 to 2006, a national specialty automotive service franchise company with over three hundred franchised and company centers. He ran the real estate development, finance and franchising arm of the company; Econo Lube N’ Tune financed its new store development through a number of credit facilities including two public real estate investment trusts. Prior to Econo Lube N’ Tune, Inc., Mr. O’Brien held several real estate development industry positions, notably Director of Operations at the 95,000 acre Rancho California master-planned community in Riverside, California from 1970-1972. Mr. O’Brien holds a Masters of Business Administration from the University of California, Los Angeles and Bachelor of Arts in Economics from the University of California, Santa Barbara.

Item 7.01	Regulation FD Disclosure.

On November 9, 2012, the Company distributed a press release announcing the acquisition of the Lahaina Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements.

It is not practical at this time to provide the required financial statements for the acquired real property described in this Current Report on Form 8-K, and no financial statements (audited or unaudited) are available at this time. The required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

See paragraph (a) above.

(d)	Exhibits

Exhibit	Description

10.1	Sale Agreement, dated June 14, 2012, by and between Central Pacific Bank and TNP Acquisitions, LLC

10.2	Amendment and Restatement of Sale Agreement, dated October 9, 2012, between Central Pacific Bank, and TNP Acquisitions, LLC

10.3	Second Amendment to Sale Agreement, dated October 29, 2012, between Central Pacific Bank and TNP Acquisitions, LLC

10.4	Third Amendment to Sale Agreement, dated November 7, 2012, between Central Pacific Bank and TNP SRT Lahaina Gateway, LLC

10.5	Assignment of Sale Agreement, dated October 31, 2012, between TNP Acquisitions, LLC, and TNP SRT Lahaina Gateway, LLC

10.6	Property and Asset Management Agreement, dated November 9, 2012, by and between TNP SRT Lahaina Gateway, LLC and TNP Property Manager, LLC

10.7	Promissory Note, dated November 9, 2012, by TNP SRT Lahaina Gateway, LLC in favor of DOF IV REIT Holdings, LLC

10.8	Loan Agreement, dated November 9, 2012, by and between TNP SRT Lahaina Gateway, LLC and DOF IV REIT Holdings, LLC

10.9	Leasehold Mortgage, Assignment of Rents and Security Agreement and Financing Statement as Fixture Filing dated November 9, 2012, by TNP SRT Lahaina Gateway, LLC in favor of DOF IV REIT Holdings, LLC

10.10	Guaranty dated November 9, 2012, by TNP Strategic Retail Trust, Inc. and Anthony W. Thompson, an individual, for the benefit of DOF IV REIT Holdings, LLC
10.11	Assignment, of Management Agreement and Subordination of Management Fees dated November 9, 2012, by and among TNP SRT Lahaina Gateway, LLC, DOF IV REIT Holdings, LLC and TNP Property Manager, LLC

10.12	Environmental Indemnity Agreement, dated November 9, 2012, by TNP SRT Lahaina Gateway, LLC, TNP Strategic Retail Trust, Inc., and Anthony W. Thompson, an individual, for the benefit of DOF IV REIT Holdings, LLC

99.1	Press Release dated November 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: November 14, 2012	By:	/s/ Dee R. Balch
Dee R. Balch
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Sale Agreement, dated June 14, 2012, by and between Central Pacific Bank and TNP Acquisitions, LLC

10.2	Amendment and Restatement of Sale Agreement, dated October 9, 2012, between Central Pacific Bank, and TNP Acquisitions, LLC

10.3	Second Amendment to Sale Agreement, dated October 29, 2012, between Central Pacific Bank and TNP Acquisitions, LLC

10.4	Third Amendment to Sale Agreement, dated November 7, 2012, between Central Pacific Bank and TNP SRT Lahaina Gateway, LLC

10.5	Assignment of Sale Agreement, dated October 31, 2012, between TNP Acquisitions, LLC, and TNP SRT Lahaina Gateway, LLC

10.6	Property and Asset Management Agreement, dated November 9, 2012, by and between TNP SRT Lahaina Gateway, LLC and TNP Property Manager, LLC

10.7	Promissory Note, dated November 9, 2012, by TNP SRT Lahaina Gateway, LLC in favor of DOF IV REIT Holdings, LLC

10.8	Loan Agreement, dated November 9, 2012, by and between TNP SRT Lahaina Gateway, LLC and DOF IV REIT Holdings, LLC

10.9	Leasehold Mortgage, Assignment of Rents and Security Agreement and Financing Statement as Fixture Filing dated November 9, 2012, by TNP SRT Lahaina Gateway, LLC in favor of DOF IV REIT Holdings, LLC

10.10	Guaranty dated November 9, 2012, by TNP Strategic Retail Trust, Inc. and Anthony W. Thompson, an individual, for the benefit of DOF IV REIT Holdings, LLC
10.11	Assignment, of Management Agreement and Subordination of Management Fees dated November 9, 2012, by and among TNP SRT Lahaina Gateway, LLC, DOF IV REIT Holdings, LLC and TNP Property Manager, LLC

10.12	Environmental Indemnity Agreement, dated November 9, 2012, by TNP SRT Lahaina Gateway, LLC, TNP Strategic Retail Trust, Inc., and Anthony W. Thompson, an individual, for the benefit of DOF IV REIT Holdings, LLC

99.1	Press Release dated November 13, 2012